UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Growing shareholder value in a lower-carbon future ExxonMobil’s board urges shareholders to vote FOR its 12 director nominees at the 2021 Annual Meeting of Shareholders on May 26. BLUE proxy card 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 1 1 4/24/2021 4/24/2021 7:51:51 7:51:51 AM AMGrowing shareholder value in a lower-carbon future ExxonMobil’s board urges shareholders to vote FOR its 12 director nominees at the 2021 Annual Meeting of Shareholders on May 26. BLUE proxy card 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 1 1 4/24/2021 4/24/2021 7:51:51 7:51:51 AM AM

ExxonMobil shareholders face an important decision at the Annual Meeting of Shareholders on Wednesday, May 26, 2021. Your board and management team are committed to growing shareholder value, meeting the world’s energy demands and pursuing the right, technology-driven strategy to succeed through the transition to a lower-carbon energy future. We have made great progress and are poised for strong value creation. A months’ old hedge fund, Engine No. 1, wants your Company to pursue a vague and undefined plan – which we believe will jeopardize our future and your dividend. Now is not the time to deviate from our strategy. Vote the BLUE proxy card today 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 2 2 4/24/2021 4/24/2021 7:51:53 7:51:53 AM AMExxonMobil shareholders face an important decision at the Annual Meeting of Shareholders on Wednesday, May 26, 2021. Your board and management team are committed to growing shareholder value, meeting the world’s energy demands and pursuing the right, technology-driven strategy to succeed through the transition to a lower-carbon energy future. We have made great progress and are poised for strong value creation. A months’ old hedge fund, Engine No. 1, wants your Company to pursue a vague and undefined plan – which we believe will jeopardize our future and your dividend. Now is not the time to deviate from our strategy. Vote the BLUE proxy card today 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 2 2 4/24/2021 4/24/2021 7:51:53 7:51:53 AM AM

Driving value for shareholders Over the past several years, your board has successfully guided ExxonMobil through some of the most difficult conditions in the Company’s more than 135-year history. In response to the pandemic and adverse economic conditions, we reduced capital spending in 2020 by more than 30% and cash operating expenses by more than 15%, while preserving the value of 1 our investments and protecting our shareholders by maintaining our dividend. Today, with the best investment opportunities we’ve had in 20 years, we are investing in our highest-return assets to generate strong cash flows and earnings that will enable us to maintain and grow our strong dividend, repay debt and invest in important technologies to prepare for potential growth markets and to help society achieve its climate goals. INDUSTRY-LEADING UPSTREAM EXXONMOBIL ANNUAL DIVIDEND $ Per Share $3.48 INVESTMENT OPPORTUNITIES $3.23 SUPPORT EARNINGS/CASH $2.98 FLOW GROWTH $2.70 $2.18 Investment program capitalizes on low $1.74 cost-of-supply opportunities $1.14 $0.88 ~90% of Upstream investments $0.75 2 $0.62 generate >10% returns at ≤$35/bbl $0.43 $0.38 2021-2025 project start-ups expected 1982 1985 1990 1995 2000 2005 2010 2012 2014 2016 2018 2020 to drive ~40% of 2025 volumes and Note: Prior period dividends restated to reflect two-for-one stock splits effective on June 20, 2001; March 14, 1997; and August 13, 1987 20% increase in 2025 operating cash 3 flow vs. 2021 Maintained or Over the last 38 years, Rich dividend history ~2x earnings growth by 2025 from increased the dividend payments have of returning capital to structural cash opex reductions and dividend every year grown at an average shareholders 4 since 1951 annual rate of 6.0% portfolio improvements To learn more visit XOMDrivingValue.com 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 3 3 4/24/2021 4/24/2021 7:51:53 7:51:53 AM AMDriving value for shareholders Over the past several years, your board has successfully guided ExxonMobil through some of the most difficult conditions in the Company’s more than 135-year history. In response to the pandemic and adverse economic conditions, we reduced capital spending in 2020 by more than 30% and cash operating expenses by more than 15%, while preserving the value of 1 our investments and protecting our shareholders by maintaining our dividend. Today, with the best investment opportunities we’ve had in 20 years, we are investing in our highest-return assets to generate strong cash flows and earnings that will enable us to maintain and grow our strong dividend, repay debt and invest in important technologies to prepare for potential growth markets and to help society achieve its climate goals. INDUSTRY-LEADING UPSTREAM EXXONMOBIL ANNUAL DIVIDEND $ Per Share $3.48 INVESTMENT OPPORTUNITIES $3.23 SUPPORT EARNINGS/CASH $2.98 FLOW GROWTH $2.70 $2.18 Investment program capitalizes on low $1.74 cost-of-supply opportunities $1.14 $0.88 ~90% of Upstream investments $0.75 2 $0.62 generate >10% returns at ≤$35/bbl $0.43 $0.38 2021-2025 project start-ups expected 1982 1985 1990 1995 2000 2005 2010 2012 2014 2016 2018 2020 to drive ~40% of 2025 volumes and Note: Prior period dividends restated to reflect two-for-one stock splits effective on June 20, 2001; March 14, 1997; and August 13, 1987 20% increase in 2025 operating cash 3 flow vs. 2021 Maintained or Over the last 38 years, Rich dividend history ~2x earnings growth by 2025 from increased the dividend payments have of returning capital to structural cash opex reductions and dividend every year grown at an average shareholders 4 since 1951 annual rate of 6.0% portfolio improvements To learn more visit XOMDrivingValue.com 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 3 3 4/24/2021 4/24/2021 7:51:53 7:51:53 AM AM

More than 30 years of Advancing the transition to a CCS experience lower-carbon energy future More CO captured than any other company 2 We are developing innovative solutions needed to help achieve society’s Remaining 40 goal of a lower-carbon future. Our investments are focused on the companies highest emitting sectors — commercial transportation, power generation and heavy industry — which account for 80% of energy-related carbon emissions. We are the industry leader in carbon capture and storage (CCS), the process of capturing industrial CO emissions and safely storing 40% 2 ~120M of all CO2 captured 7 them permanently underground. It is a crucial lower-carbon technology tonnes captured since 1970 required to achieve society’s climate goals at the lowest cost. We also are actively researching and developing other lower-emission technologies, such as hydrogen, advanced biofuels and new ways to reduce energy Next 8 companies requirements of manufacturing. We are currently advancing plans for more than 20 CCS opportunities around the world, including working with government leaders on an innovative multi-industry Houston hub concept that has the potential to ~1/5 more than double the world’s total carbon capture capacity. United States • Australia • Qatar equity share of global 8 CO2 capture capacity INNOVATION TODAY: POTENTIAL GAME-CHANGING HOUSTON CARBON CAPTURE CONCEPT planting 150M trees 9 every year ~9M tonnes of annual carbon capture capacity Could more than double Has the potential to Could capture Potentially Will require the total carbon capture capture and store ~50 CO emissions generate tens collaboration capacity in existence 2 today; equal to taking million metric tons from ~50 of thousands among 1 in every 12 U.S. cars of CO per year by 5 large emitting of new jobs government, off the road or the CO 2 2 23% sequestered by ~120 2030 and ~100 million facilities industry, million acres of forest, an 2 metric tons of CO per academia and of 2019 CO captured — more than 6 2 area larger than California any other company globally year by 2040 community Learn more about the Houston Hub Concept at “Reaching net-zero [emissions] will be XOMDrivingValue.com/HoustonHub virtually impossible without CCS.” - INTERNATIONAL ENERGY AGENCY Vote the BLUE proxy card today 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 4 4 4/24/2021 4/24/2021 7:51:54 7:51:54 AM AM EQUIVALENT PROJECTS OF OPERATING IN FIRST COMPANY TO ACHIEVEMore than 30 years of Advancing the transition to a CCS experience lower-carbon energy future More CO captured than any other company 2 We are developing innovative solutions needed to help achieve society’s Remaining 40 goal of a lower-carbon future. Our investments are focused on the companies highest emitting sectors — commercial transportation, power generation and heavy industry — which account for 80% of energy-related carbon emissions. We are the industry leader in carbon capture and storage (CCS), the process of capturing industrial CO emissions and safely storing 40% 2 ~120M of all CO2 captured 7 them permanently underground. It is a crucial lower-carbon technology tonnes captured since 1970 required to achieve society’s climate goals at the lowest cost. We also are actively researching and developing other lower-emission technologies, such as hydrogen, advanced biofuels and new ways to reduce energy Next 8 companies requirements of manufacturing. We are currently advancing plans for more than 20 CCS opportunities around the world, including working with government leaders on an innovative multi-industry Houston hub concept that has the potential to ~1/5 more than double the world’s total carbon capture capacity. United States • Australia • Qatar equity share of global 8 CO2 capture capacity INNOVATION TODAY: POTENTIAL GAME-CHANGING HOUSTON CARBON CAPTURE CONCEPT planting 150M trees 9 every year ~9M tonnes of annual carbon capture capacity Could more than double Has the potential to Could capture Potentially Will require the total carbon capture capture and store ~50 CO emissions generate tens collaboration capacity in existence 2 today; equal to taking million metric tons from ~50 of thousands among 1 in every 12 U.S. cars of CO per year by 5 large emitting of new jobs government, off the road or the CO 2 2 23% sequestered by ~120 2030 and ~100 million facilities industry, million acres of forest, an 2 metric tons of CO per academia and of 2019 CO captured — more than 6 2 area larger than California any other company globally year by 2040 community Learn more about the Houston Hub Concept at “Reaching net-zero [emissions] will be XOMDrivingValue.com/HoustonHub virtually impossible without CCS.” - INTERNATIONAL ENERGY AGENCY Vote the BLUE proxy card today 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 4 4 4/24/2021 4/24/2021 7:51:54 7:51:54 AM AM EQUIVALENT PROJECTS OF OPERATING IN FIRST COMPANY TO ACHIEVE

World-class board to deliver value and guide successful transition to lower-carbon future Overseeing ExxonMobil’s strategy and continued progress is a highly qualified, diverse and engaged board, with a skill set that evolves with the Company’s strategy and changing business environment. Our directors have experience leading some of the largest, most complex and successful companies, and bring to the board a diverse range of relevant backgrounds, knowledge and skills that will guide our successful participation in a lower-carbon future. Michael J. Angelakis Steven A. Kandarian Chairman & CEO, Atairos; Former CFO, Comcast Former Chairman, President & CEO, MetLife • Led strategic planning, capital allocation and corporate development at Comcast • Led MetLife through strategic transformation, positioning the company to have with long-standing reputation for judgment and discipline higher, sustainable free cash flow with less market sensitivity • Oversaw Comcast’s successful transition into a media & entertainment • Expertise in risk management across multiple industries, an essential core powerhouse with acquisition of NBCUniversal competency in portfolio management at MetLife Susan K. Avery Douglas R. Oberhelman President Emerita of Woods Hole Oceanographic Institution Former Chairman & CEO, Caterpillar • Led scientific institutions, including Woods Hole Oceanographic Institution, to expand • Led Caterpillar through global market downturn, achieving market share gains the application of data analysis toward societal issues, including climate change every year in a depressed environment • Atmospheric physicist with expertise in climate variability, instruments & technology • World-class operator driving the highest product quality levels in Caterpillar’s and scientific literacy in public policy history and a dramatic improvement in employee safety Angela F. Braly Samuel J. Palmisano Former Chairman, President & CEO, Anthem Former Chairman, President & CEO, IBM • Led WellPoint through a transformative period following the passage of the • Navigated IBM’s business transformation with focus on financial discipline and Affordable Care Act returns • Negotiation, execution and successful integration of Amerigroup acquisition • Generated $135 billion of shareholder value during last 5 years of tenure Ursula M. Burns Jeffrey W. Ubben Former Chairman & CEO, VEON Ltd. Founder, Portfolio Manager & Managing Partner, Inclusive Capital Partners • Leveraged core competencies to successfully transition Xerox into a • Impact investor who has explicitly acknowledged that success requires both technology-enabled business services company environmental / social objectives but also a clear focus on shareholder value • Implemented leaner operating models, simplification of corporate structures and • Substantial time served on public company boards with capital allocation, cost increased focus on emerging markets during tenure at VEON streamlining and business transition expertise Kenneth C. Frazier Darren W. Woods Chairman & CEO, Merck Chairman & CEO, ExxonMobil • Positioning ExxonMobil to meet society’s energy needs while transitioning to a lower-carbon future • Leadership and strategic allocation of capital across diverse drug development • Maximizing shareholder value while demonstrating adaptability and flexibility, including during pipeline as part of Merck’s ongoing portfolio refreshment unprecedented 2020 market environment • Proven judgment and execution through complex situations including settlement • Led development of industry-leading portfolio while reorganizing company along value chains, on of Vioxx litigation target for $6 billion in permanent annual cash operating expenses by end of 2023 Joseph L. Hooley Wan Zulkiflee Former Chairman, President & CEO, State Street Former President & Group CEO, Petronas • Led State Street through passive investing and technology revolution, overseeing • Successfully managed Petronas through market downturn and achieved key $900 billion asset expansion during his tenure portfolio optimization and operational objectives • Deep experience in shareholder and company engagement and governance • Positioned the Company to navigate the energy transition toward a lower-carbon future To learn more visit XOMDrivingValue.com 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 5 5 4/24/2021 4/24/2021 7:51:58 7:51:58 AM AMWorld-class board to deliver value and guide successful transition to lower-carbon future Overseeing ExxonMobil’s strategy and continued progress is a highly qualified, diverse and engaged board, with a skill set that evolves with the Company’s strategy and changing business environment. Our directors have experience leading some of the largest, most complex and successful companies, and bring to the board a diverse range of relevant backgrounds, knowledge and skills that will guide our successful participation in a lower-carbon future. Michael J. Angelakis Steven A. Kandarian Chairman & CEO, Atairos; Former CFO, Comcast Former Chairman, President & CEO, MetLife • Led strategic planning, capital allocation and corporate development at Comcast • Led MetLife through strategic transformation, positioning the company to have with long-standing reputation for judgment and discipline higher, sustainable free cash flow with less market sensitivity • Oversaw Comcast’s successful transition into a media & entertainment • Expertise in risk management across multiple industries, an essential core powerhouse with acquisition of NBCUniversal competency in portfolio management at MetLife Susan K. Avery Douglas R. Oberhelman President Emerita of Woods Hole Oceanographic Institution Former Chairman & CEO, Caterpillar • Led scientific institutions, including Woods Hole Oceanographic Institution, to expand • Led Caterpillar through global market downturn, achieving market share gains the application of data analysis toward societal issues, including climate change every year in a depressed environment • Atmospheric physicist with expertise in climate variability, instruments & technology • World-class operator driving the highest product quality levels in Caterpillar’s and scientific literacy in public policy history and a dramatic improvement in employee safety Angela F. Braly Samuel J. Palmisano Former Chairman, President & CEO, Anthem Former Chairman, President & CEO, IBM • Led WellPoint through a transformative period following the passage of the • Navigated IBM’s business transformation with focus on financial discipline and Affordable Care Act returns • Negotiation, execution and successful integration of Amerigroup acquisition • Generated $135 billion of shareholder value during last 5 years of tenure Ursula M. Burns Jeffrey W. Ubben Former Chairman & CEO, VEON Ltd. Founder, Portfolio Manager & Managing Partner, Inclusive Capital Partners • Leveraged core competencies to successfully transition Xerox into a • Impact investor who has explicitly acknowledged that success requires both technology-enabled business services company environmental / social objectives but also a clear focus on shareholder value • Implemented leaner operating models, simplification of corporate structures and • Substantial time served on public company boards with capital allocation, cost increased focus on emerging markets during tenure at VEON streamlining and business transition expertise Kenneth C. Frazier Darren W. Woods Chairman & CEO, Merck Chairman & CEO, ExxonMobil • Positioning ExxonMobil to meet society’s energy needs while transitioning to a lower-carbon future • Leadership and strategic allocation of capital across diverse drug development • Maximizing shareholder value while demonstrating adaptability and flexibility, including during pipeline as part of Merck’s ongoing portfolio refreshment unprecedented 2020 market environment • Proven judgment and execution through complex situations including settlement • Led development of industry-leading portfolio while reorganizing company along value chains, on of Vioxx litigation target for $6 billion in permanent annual cash operating expenses by end of 2023 Joseph L. Hooley Wan Zulkiflee Former Chairman, President & CEO, State Street Former President & Group CEO, Petronas • Led State Street through passive investing and technology revolution, overseeing • Successfully managed Petronas through market downturn and achieved key $900 billion asset expansion during his tenure portfolio optimization and operational objectives • Deep experience in shareholder and company engagement and governance • Positioned the Company to navigate the energy transition toward a lower-carbon future To learn more visit XOMDrivingValue.com 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 5 5 4/24/2021 4/24/2021 7:51:58 7:51:58 AM AM

10 Don’t just listen to us – objective experts agree “… by our analysis, ExxonMobil is the only major oil company to navigate the cycle with both its dividend and capacity to grow the dividend intact.” “XOM’s stance is that it has secured the best set of oil & gas development opportunities that it has had in 20 years – the single biggest differentiator versus big oil peers that in our view poorly managed prior oil cycles. We agree. Our rating is buy; XOM is our top major pick.” - BANK OF AMERICA, MARCH 4, 2021 “XOM has decades of experience with [Carbon capture utilization and storage] but improving policies and incentives for de-carbonization and new technological advancements have the potential to support aggressive growth. Along those lines, XOM is currently pursuing over 20 new CCS opportunities.” - WELLS FARGO EQUITY RESEARCH, MARCH 3, 2021 “While clean fuel technologies are a top focus of investor discussions, [ExxonMobil] management diligently reviewed the need to responsibly meet the continued demand for oil and gas. Corporate objectives continue to emphasize delivery of shareholder value through advantaged assets and focused investment and operational excellence. Strong ethics and business integrity represent important elements of corporate culture. Growth in shareholder value remains the key objective.” - EVERCORE ISI, MARCH 4, 2021 Vote the BLUE proxy card today 101617 v2ExxonMobil Letter_8pp.indd 6 101617 v2ExxonMobil Letter_8pp.indd 6 4/24/2021 7:52:10 AM 4/24/2021 7:52:10 AM10 Don’t just listen to us – objective experts agree “… by our analysis, ExxonMobil is the only major oil company to navigate the cycle with both its dividend and capacity to grow the dividend intact.” “XOM’s stance is that it has secured the best set of oil & gas development opportunities that it has had in 20 years – the single biggest differentiator versus big oil peers that in our view poorly managed prior oil cycles. We agree. Our rating is buy; XOM is our top major pick.” - BANK OF AMERICA, MARCH 4, 2021 “XOM has decades of experience with [Carbon capture utilization and storage] but improving policies and incentives for de-carbonization and new technological advancements have the potential to support aggressive growth. Along those lines, XOM is currently pursuing over 20 new CCS opportunities.” - WELLS FARGO EQUITY RESEARCH, MARCH 3, 2021 “While clean fuel technologies are a top focus of investor discussions, [ExxonMobil] management diligently reviewed the need to responsibly meet the continued demand for oil and gas. Corporate objectives continue to emphasize delivery of shareholder value through advantaged assets and focused investment and operational excellence. Strong ethics and business integrity represent important elements of corporate culture. Growth in shareholder value remains the key objective.” - EVERCORE ISI, MARCH 4, 2021 Vote the BLUE proxy card today 101617 v2ExxonMobil Letter_8pp.indd 6 101617 v2ExxonMobil Letter_8pp.indd 6 4/24/2021 7:52:10 AM 4/24/2021 7:52:10 AM

Your vote is important If you have questions or need assistance voting your shares, please contact: MacKenzie Partners, Inc. (800) 322-2885 or (212) 929-5500 XOMproxy@mackenziepartners.com or D.F. King & Co., Inc. (800) 859-8509 or (212) 269-5550 XOMproxy@dfking.com VOTE the BLUE DISCARD the White proxy card today. proxy card. Support your board by voting the BLUE proxy card electronically. Only your latest dated vote will be counted. To learn more visit XOMDrivingValue.com 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 7 7 4/24/2021 4/24/2021 7:52:21 7:52:21 AM AM Engine No. 1Your vote is important If you have questions or need assistance voting your shares, please contact: MacKenzie Partners, Inc. (800) 322-2885 or (212) 929-5500 XOMproxy@mackenziepartners.com or D.F. King & Co., Inc. (800) 859-8509 or (212) 269-5550 XOMproxy@dfking.com VOTE the BLUE DISCARD the White proxy card today. proxy card. Support your board by voting the BLUE proxy card electronically. Only your latest dated vote will be counted. To learn more visit XOMDrivingValue.com 101617 101617 v2ExxonMobil v2ExxonMobil Letter_8pp.indd Letter_8pp.indd 7 7 4/24/2021 4/24/2021 7:52:21 7:52:21 AM AM Engine No. 1

Cautionary Statement Outlooks; projections; goals; estimates; descriptions of strategic plans and objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; plans to help reduce societal emissions through CCS hubs or similar concepts; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; energy market evolution; product mix and sales growth; and other statements of future events or conditions in this letter are forward-looking statements. Actual future results could differ materially due to a number of factors. These include continuity in our board of directors and the oversight of our strategies by the board; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the ability to access short- and long-term debt markets on a timely and affordable basis; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies within and between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic reces- sions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost-competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading “Factors Affecting Future Results” on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. For more in- formation concerning the forward-looking statements, terms, and other information contained in this letter, please refer to the complete Analysts’ Meeting presentation which is available live and in archive form through ExxonMobil’s website at www.exxonmobil.com. The term “project” as used in this letter can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commis- sion (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of Exxon- Mobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVES- TORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORT- ANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor. Notes: 1. Cash operating expenses (cash opex) are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. 2. Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10% return on a money-forward basis. 3. Operating Cash Flow is earnings plus depreciation and depletion, including non-controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro-rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. 4. Relative to 2019, flat price and margin basis. 5. Calculated with U.S. EPA greenhouse gas equivalence calculator. 6. Global CCS Institute. Data updated as of April 2020. 7. Global CCS Institute 2020 report and ExxonMobil analysis of 2020 facility data. 8. Global CCS capacity: Global CCS Institute, Global Status of CCS 2020, page 19. ExxonMobil CCS capacity: ExxonMobil estimates. 9. Calculated with U.S. EPA greenhouse gas equivalence calculator. 10. Permission to use quotes neither sought nor obtained. 101617 v2ExxonMobil Letter_8pp.indd 8 101617 v2ExxonMobil Letter_8pp.indd 8 4/24/2021 7:52:21 AM 4/24/2021 7:52:21 AMCautionary Statement Outlooks; projections; goals; estimates; descriptions of strategic plans and objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; plans to help reduce societal emissions through CCS hubs or similar concepts; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; energy market evolution; product mix and sales growth; and other statements of future events or conditions in this letter are forward-looking statements. Actual future results could differ materially due to a number of factors. These include continuity in our board of directors and the oversight of our strategies by the board; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the ability to access short- and long-term debt markets on a timely and affordable basis; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies within and between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic reces- sions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost-competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading “Factors Affecting Future Results” on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. For more in- formation concerning the forward-looking statements, terms, and other information contained in this letter, please refer to the complete Analysts’ Meeting presentation which is available live and in archive form through ExxonMobil’s website at www.exxonmobil.com. The term “project” as used in this letter can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commis- sion (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of Exxon- Mobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVES- TORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORT- ANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor. Notes: 1. Cash operating expenses (cash opex) are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. 2. Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10% return on a money-forward basis. 3. Operating Cash Flow is earnings plus depreciation and depletion, including non-controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro-rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. 4. Relative to 2019, flat price and margin basis. 5. Calculated with U.S. EPA greenhouse gas equivalence calculator. 6. Global CCS Institute. Data updated as of April 2020. 7. Global CCS Institute 2020 report and ExxonMobil analysis of 2020 facility data. 8. Global CCS capacity: Global CCS Institute, Global Status of CCS 2020, page 19. ExxonMobil CCS capacity: ExxonMobil estimates. 9. Calculated with U.S. EPA greenhouse gas equivalence calculator. 10. Permission to use quotes neither sought nor obtained. 101617 v2ExxonMobil Letter_8pp.indd 8 101617 v2ExxonMobil Letter_8pp.indd 8 4/24/2021 7:52:21 AM 4/24/2021 7:52:21 AM